UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2012

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FROZEN FOOD GIFT GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	5961	27-1668227
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

7514 Girard Avenue, Suite 1705, La Jolla, CA 92037
888-530-3738

With Copies to:
Donald G. Davis, Esq.
Davis & Associates
PO Box 12009
Marina Del Rey, CA 90295
(310) 823-8300

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
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Jonathan F. Irwin, Chief Executive Officer
7514 Girard Avenue, Suite 1705, La Jolla, CA 92037
888-530-3738
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02
Departure of Director

On January 26, 2012, Joseph Vicente resigned as a member of the Board of Directors of Frozen Food Gift Group, Inc., for personal reasons.  There was no disagreement with the Registrant on any matter in connection with his departure.  Mr. Vicente did not serve on any of the Committees of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

FROZEN FOOD GIFT GROUP, INC.

Date: January 31, 2012	By:	/s/ JONATHAN F. IRWIN
Jonathan F. Irwin
Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer